                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 Date of report
               (Date of earliest event reported) November 18, 2005

               Bear Stearns Commercial Mortgage Securities II Inc.

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                              333-108839             20-0121162
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(State or Other Jurisdiction          (Commission           (IRS Employer
of Incorporation)                     File Number)          Identification No.)

 383 Madison Avenue, New York, NY                                          10179
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(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code  (212) 272-2000
                                                    --------------

          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Section 8  Other Events
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Item 8.01. Other Events
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         It is expected that during December 2005, a single series of certificates, entitled Bear Stearns Commercial Mortgage Securities II Inc.,
Commercial Mortgage Pass-Through Certificates, Series 2005-PWR10 (the
"Certificates"), will be issued pursuant to a pooling and servicing agreement
(the "Pooling and Servicing Agreement"), to be entered into by and among Bear
Stearns Commercial Mortgage Securities II Inc. (the "Registrant"), Prudential
Asset Resources, Inc. as a Master Servicer, Wells Fargo Bank, National
Association as a Master Servicer, as Certificate Administrator and as Tax
Administrator, ARCap Servicing, Inc. as Special Servicer, LaSalle Bank National
Association as Trustee and ABN AMRO Bank N.V., as Fiscal Agent. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-108839) and sold to
Bear, Stearns & Co. Inc. ("BSCI") and Morgan Stanley & Co. Incorporated ("MSCI",
and together with BSCI, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") to be entered into by and between the
Registrant and the Underwriters.

         In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more of the Underwriters have furnished to prospective investors certain information attached hereto as
Exhibit 99.1 and Exhibit 99.2 that may be considered "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

     The ABS Term Sheets attached hereto have been prepared and provided to the
Registrant by one or more of the Underwriters. The information in such ABS Term
Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the ABS Term Sheets attached hereto, such previously filed
ABS Term Sheets are superseded by the Computational Materials and ABS Term
Sheets attached hereto.

                                       2

Section 9   Financial Statements and Exhibits
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Item 9.01.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c)  Exhibits:
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Exhibit No.       Description

99.1              ABS Term Sheets

99.2              ABS Term Sheets

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 30, 2005

                                          BEAR STEARNS COMMERCIAL MORTGAGE
                                          SECURITIES INC.

                                         By:   /s/ Richard A. Ruffer, Jr.
                                               ---------------------------------
                                         Name:  Richard A. Ruffer, Jr.
                                         Title:    Vice President

                                  EXHIBIT INDEX

              The following exhibits are filed herewith:

Exhibit No.
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99.1          ABS Term Sheets

99.2          ABS Term Sheets